Income taxes	12 Months Ended
Dec. 31, 2017
Income tax [abstract]
Disclosure of income tax [text block]

9 Income taxes

Significant components of income tax expense
	Full year
(in USD million)	2017	2016	2015

Current income tax expense in respect of current year	(7,680)	(3,869)	(6,488)
Prior period adjustments	(124)	(158)	(91)

Current income tax expense	(7,805)	(4,027)	(6,579)

Origination and reversal of temporary differences	(904)	1,372	1,519
Change in tax regulations	(14)	(50)	(90)
Prior period adjustments	(100)	(20)	(74)

Deferred tax expense	(1,017)	1,302	1,355

Income tax expense	(8,822)	(2,724)	(5,225)

During the normal course of its business, Statoil files tax returns in many different tax regimes. There may be differing interpretation of applicable tax laws and regulations regarding some of the matters in the tax returns. In certain cases it may take several years to complete the discussions with the relevant tax authorities or to reach a resolution of the tax positions through litigations. Statoil has provided for probable income tax related assets and liabilities based on best estimates reflecting consistent interpretations of the applicable laws and regulations.

Reconciliation of statutory tax rate to effective tax rate
	Full year
(in USD million)	2017	2016	2015

Income/(loss) before tax	13,420	(178)	55

Calculated income tax at statutory rate1)	(3,827)	676	1,078
Calculated Norwegian Petroleum tax2)	(5,945)	(2,250)	(4,145)
Tax effect uplift2)	784	812	847
Tax effect of permanent differences regarding divestments	(85)	153	468
Tax effect of permanent differences caused by functional currency different from tax currency	(229)	(356)	719
Tax effect of other permanent differences	291	(48)	(2)
Tax effect of dispute with Angolan Ministry of Finance3)	496	0	0
Change in unrecognised deferred tax assets	(169)	(1,625)	(3,557)
Change in tax regulations	(14)	(50)	(90)
Prior period adjustments	(224)	(177)	(165)
Other items including currency effects	100	141	(376)

Income tax expense	(8,822)	(2,724)	(5,225)

Effective tax rate	65.7%	>(100%)	>100%

  The weighted average of statutory tax rates was positive 28.5% in 2017, positive 379.8% in 2016 and negative 1,950.2% in 2015. The tax rate in 2017, the high rate in 2016 and the change in average statutory tax rates from 2016 to 2017 is mainly caused by earnings composition between tax regimes with lower statutory tax rates and tax regimes with higher statutory tax rates. The high tax rate in 2016, the negative rate in 2015 and the change in average statutory tax rates from 2015 to 2016 was mainly caused by earnings composition between tax regimes with lower statutory tax rates and tax regimes with higher statutory tax rates. In both years there are positive income in tax regimes with relatively lower tax rates and losses, including impairments and provisions, in tax regimes with relatively higher tax rates.
  When computing the petroleum tax of 54% (55% from 2018) on income from the Norwegian continental shelf, an additional tax-free allowance, or uplift, is granted on the basis of the original capitalised cost of offshore production installations. The uplift may be deducted from taxable income for a period of four years starting in the year in which the capital expenditure is incurred. For investments made in 2017 the uplift is calculated at a rate of 5.4% per year, while the rate is 5.5% per year for investments made in 2014-2016. The rate is 5.3% per year from 2018 for new investments. Transitional rules apply to investments from 5 May 2013 covered by among others Plans for development and operation (PDOs) or Plans for installation and operation (PIOs) submitted to the Ministry of Oil and Energy prior to 5 May 2013. For these investments the rate is 7.5% per year. Unused uplift may be carried forward indefinitely. At year end 2017 and 2016, unrecognised uplift credits amounted to USD 2,003 million and USD 2,121 million, respectively.
  Tax effect of dispute with Angolan Ministry of Finance as described in note 23 Other commitments, contingent liabilities and contingent assets.

Deferred tax assets and liabilities comprise
(in USD million)	Tax losses carried forward	Property, plant and equipment and Intangible assets	Asset removal obligation	Pensions	Derivatives	Other	Total

Deferred tax at 31 December 2017
Deferred tax assets	4,459	259	8,049	738	34	763	14,302
Deferred tax liabilities	(0)	(19,027)	0	(11)	(27)	(451)	(19,515)

Net asset (liability) at 31 December 2017	4,459	(18,768)	8,049	728	7	312	(5,213)

Deferred tax at 31 December 2016
Deferred tax assets	4,283	233	7,078	743	138	849	13,323
Deferred tax liabilities	0	(16,797)	0	0	(270)	(488)	(17,555)

Net asset (liability) at 31 December 2016	4,283	(16,564)	7,078	743	(132)	361	(4,231)

Changes in net deferred tax liability during the year were as follows:
(in USD million)	2017	2016	2015

Net deferred tax liability at 1 January	4,231	5,399	7,881
Charged (credited) to the Consolidated statement of income	1,017	(1,302)	(1,355)
Other comprehensive income	38	(129)	461
Translation differences and other	(73)	264	(1,588)

Net deferred tax liability at 31 December	5,213	4,231	5,399

Deferred tax assets and liabilities are offset to the extent that the deferred taxes relate to the same fiscal authority, and there is a legally enforceable right to offset current tax assets against current tax liabilities. After netting deferred tax assets and liabilities by fiscal entity, deferred taxes are presented on the balance sheet as follows:

	At 31 December
(in USD million)	2017	2016

Deferred tax assets	2,441	2,195
Deferred tax liabilities	7,654	6,427

Deferred tax assets are recognised based on the expectation that sufficient taxable income will be available through reversal of taxable temporary differences or future taxable income supported by business forecast. At year end 2017 and 2016 the deferred tax assets of USD 2,441 million and USD 2,195 million, respectively, were primarily recognised in Norway, Angola, Brasil and the UK. Of these amounts USD 924 million and USD 1,258 million, respectively, is recognised in entities which have suffered a loss in either the current or preceding period.

Unrecognised deferred tax assets
	At 31 December
	2017		2016
(in USD million)	Basis	Tax	Basis	Tax

Deductible temporary differences	3,415	1,409	3,431	1,360
Tax losses carried forward	17,412	4,661	17,440	6,557

Total	20,827	6,070	20,871	7,917

Approximately 16% of the unrecognised carry forward tax losses can be carried forward indefinitely. The majority of the remaining part of the unrecognised tax losses expire after 2028. The unrecognised deductible temporary differences do not expire under the current tax legislation. Deferred tax assets have not been recognised in respect of these items because currently there is insufficient evidence to support that future taxable profits will be available to secure utilisation of the benefits.

At year end 2017 unrecognised deferred tax assets in the US and Angola represents USD 3,559 million and USD 879 million of the total unrecognised deferred tax assets of USD 6,070 million. Similar amounts for 2016 were USD 5,655 million in the US and USD 800 million in Angola of a total of USD 7,917 million. The reduction in unrecognised deferred tax assets in the US of USD 2,096 million is mainly caused by the change in the corporate tax rate from 35% to 21%.